UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2026

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road
Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2026 Stock Award and Incentive Plan

As noted in item 5.07 below, at the 2026 Annual Meeting of Shareowners of New Jersey Resources Corporation (the “Company” or “NJR”) held on January 21, 2026 (the “Annual Meeting”), the Company’s shareowners approved the 2026 Stock Award and Incentive Plan (the “Plan”). A description of the material terms of the Plan is set forth on pages 92 through 104 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on December 10, 2025, and is incorporated herein by reference. The description of the Plan is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Appointment of Principal Accounting Officer

On January 21, 2026, the Board of Directors of the Company (the “Board”), appointed Christoper D’Antuono to serve as Principal Accounting Officer of the Company, effective February 4, 2026. Mr. D’Antuono replaces Stephen Skrocki, who became Chief Risk Officer of the Company effective January 1, 2026.  Mr. D’Antuono, age 38, joined the Company in 2015 to lead its technical accounting function and served as Director of Financial Planning & Analysis since 2020, prior to becoming NJR’s Corporate Controller, effective January 1, 2026.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, of the 100,745,880 shares outstanding and entitled to vote as of the record date, 86.83% shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting were as follows:

Item 1: The Company’s shareowners elected the five directors nominated by the Board for election to the Board at the Annual Meeting.  Jane M. Kenny, Amy B. Mansue, Sharon C. Taylor, Stephen D. Westhoven and William T. Yardley have each been elected for a three-year term expiring in 2029, and until their respective successors are elected and have been qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Jane M. Kenny	72,262,538	3,803,777	11,412,318
Amy B. Mansue	75,489,254	577,061	11,412,318
Sharon C. Taylor	73,824,728	2,241,587	11,412,318
Stephen D. Westhoven	75,509,011	557,304	11,412,318
William T. Yardley	75,564,129	502,186	11,412,318

The terms of office of the following directors continued after the Annual Meeting: Gregory E. Aliff, James H. DeGraffenreidt, Jr., M. Susan Hardwick, Peter C. Harvey, Thomas C. O’Connor, and Michael A. O’Sullivan.

Item 2: The Company’s shareowners approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
73,477,564	2,270,421	318,330	11,412,318

Item 3: The Company’s shareowners approved the 2026 Stock Award and Incentive Plan, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
73,715,472	2,070,682	280,161	11,412,318

Item 4: The Company’s shareowners ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
84,845,501	2,422,582	210,550	N/A

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	New Jersey Resources Corporation 2026 Stock Award and Incentive Plan (incorporated by reference to Appendix B to the Company’s Proxy Statement dated December 10, 2025)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: January 23, 2026	By:	/s/ Roberto F. Bel
Roberto F. Bel
Senior Vice President and Chief Financial Officer